Principal Exchange-Traded Funds
Principal Focused Blue Chip ETF

Supplement dated April 10, 2025
to the Prospectus dated November 1, 2024 and
Statement of Additional Information dated November 1, 2024 and
Amended and Restated March 24, 2025
(both as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information (“SAI”). Please retain this supplement for future reference.
NOTICE: On March 12, 2025, the Principal Focused Blue Chip ETF’s (the “Fund”) Board of Trustees approved a change in the Fund’s structure as a non-transparent exchange-traded fund (“ETF”), which does not publicly disclose all of its portfolio holdings on a daily basis, to a fully transparent ETF, which will disclose all its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended. In connection with this change, the Fund will no longer disclose a portfolio transparency substitute (the “Tracking Basket”) and certain related information about the relative performance of the Tracking Basket. All references to the Fund’s non-transparent structure, Tracking Basket, and related disclosure in the Prospectus and SAI will be removed.
On April 10, 2025, a preliminary registration statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) for SEC Staff review. Pending SEC Staff review and comment and other contingencies, the Fund expects the change to the Fund’s structure to be effective on or about June 9, 2025. This supplement is intended to provide advance notice to shareholders of such changes.
Although the Fund’s investment objectives, strategies, fees and expenses are not expected to change as a result of the changes described above, the Fund’s principal investment strategies and risks will be revised to remove references to the terms, requirements and limitations of the exemptive order from SEC, and to remove references to the non-transparent structure, Tracking Basket, and related disclosure. Such changes will be effective on or about June 9, 2025, subject to SEC Staff review.

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